Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments at fair value	$ 110,503,556	$ 97,289,264
Notes receivable from participants	2,796,211	2,444,849
Contributions receivable	308,095	0
Uninvested cash	107	68
Net assets available for benefits	$ 113,607,969	$ 99,734,181